Indemnification Asset	7 Months Ended
Aug. 07, 2023
Boa Vista Servicos S A [member]
Indemnification Asset [Line Items]
Indemnification Asset
9	Indemnification asset
The indemnification asset corresponds to the retained portion of the consideration provided for in the Acordo Certo purchase and sale agreement in 2020. The retained amounts serve as a guarantee for possible contingencies if they result in cash outflows.
On May 26, 2023, there was a retention of R$15,000 deposited in an escrow account. The adjustment to fair value in the period was an increase of R$214.
If the contingencies do not result in cash outflows, the retained amounts will be paid to the selling shareholders of Acordo Certo.